Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to SIR RENAISSANCE, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase Agreement dated December 30, 2011 (as may be amended, the “Purchase Agreement”), between Redus Kentucky, LLC (“Seller”) and Assignor, for the purchase and sale of that certain real property located in Louisville, Kentucky, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEARS ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this February 17, 2012.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC., a California corporation

By:	/s/ Ana Marie del Rio

Name:	Ana Marie del Rio

Title:	Secretary

ASSIGNEE:

SIR RENAISSANCE, LLC a Delaware limited liability company

By:	Steadfast Income Advisor, LLC, a Delaware limited liability company, its Manager

	By:	/s/ Ana Marie del Rio

	Name:	Ana Marie del Rio

	Title:	Secretary

Exhibit A

DESCRIPTION OF THE LAND

That certain real property described as:

Being all of Residual Tract 1, as shown on Minor Subdivision Plat approved by Louisville and Jefferson County Planning Commission, Docket No. 8896, attached to and made a part of Declaration of Access, Parking and Utility Easements, of record in D.B. 9098, Pg. 543 in the Office of the Clerk of Jefferson County, Kentucky and being more particularly described as follows:

Being a tract of land located in Jefferson County, Kentucky, northwest of St. Andrews Church Road (a/k/a Kentucky Highway No. 1931), Northeast of Blanton Lane, Southeast of Oak Valley Drive and more particularly described as follows:

Beginning at an Iron Pin and Cap stamped “3259 Thomas” being on the Western most line of a tract described in D.B. 3766 Pg. 383 of record in the office of the Clerk of Jefferson County, Kentucky, thence with the new North right-of-way Saint Andrews Church Road as recorded in

D.B. 9098 Pg. 543, along an arc of a non-tangent curve, concave to the south, having a radius of 1014.93’, chord of which being N69°22’13”E 222.61’ to an Iron Pin and Cap stamped “3259 Thomas” on the Northeast line of a tract described in D.B. 4888 Pg. 733, of record in the aforesaid clerk’s office; thence leaving said right-of-way line with the Northeast line of the last said tract N18°16’38”W 192.30’ to an Iron Pin and Cap stamped “ETS 3675” at the Northern most corner of the aforesaid tract; thence with the Northwest line of said tract S57°26’22”W 110.00’ to an Iron Pin and Cap stamped “ETS 3675” on the Western most corner of said tract and on the Northeast line of tract described as Tract 3 in D.B. 6088 Pg. 74 of record in the aforesaid clerk’s office; thence with the Northeast line of the last said tract and the Northeast line of a tract described in D.B. 4143 Pg. 507 of record in the aforesaid clerk’s office, N18°16’38”W 101.16’ to an Iron Pin and Cap stamped “3259 Thomas”, thence with the boundary of a Minor Plat recorded in D.B. 9089 Pg. 543, N57°58’48”E 248.89’ to an Iron Pin and Cap stamped “3259 Thomas”; thence along an arc of a non-tangent curve, concave to the West having a radius of 168.02’, chord of which being N10°13’02”W 82.94’ to an Iron Pin and Cap stamped “3259 Thomas”; thence N24°30’26”W 147.00’ to an Iron Pin and Cap stamped “3259 Thomas”; thence along an arc of a non-tangent curve, concave to the East having a radius of 532.00’, chord of which being N22°52’52”W 30.19’ to an Iron Pin and Cap stamped “3259 Thomas”; thence S57°58’48”W 241.74’ to an Iron Pin and Cap stamped “3259 Thomas”; thence leaving the aforesaid Minor Plat N18°16’38”W 10.00’ to a  3/4” Pipe at the Eastern most corner of tract described in D.B. 7756 Pg. 729 of record in aforesaid clerk’s office; thence with the Northeast line of the last said tract, N82°47’01”W 330.33’ to an Iron Pin and Cap stamped “3259 Thomas”; thence with the boundary of a Minor Plat recorded in D.B. 9089 Pg 543 N05°23’01”W 147.86’ to an Iron Pin and Cap stamped “3259 Thomas”; thence N85°51’10”W 47.89’ to an Iron Pin and Cap stamped “3259 Thomas”; thence N04°07’28”E 277.69’ to an Iron Pin and Cap stamped “3259 Thomas”; thence N85°52’32”W 77.79’ to an Iron Pin and Cap stamped “3259 Thomas”; thence S04°06’13”W 172.18’ to an Iron Pin and Cap stamped “3259 Thomas”; thence S84°39’13”W57.30’ to an Iron Pin and Cap stamped “3259 Thomas”; thence S05°20’17”E 236.08’ to an Iron Pin and Cap stamped “3259 Thomas”; thence laving the aforesaid Minor Plat N82°47’01”W passing a  1/2” rebar at 184.87’, a total of 186.61 to an Iron Pin and Cap stamped “ETS 3675” on the Southeast line of a tract described in D.B. 7410 Pg. 781 of record in the aforesaid clerk’s office; thence with the Southeast line of the last said tract N36°11’56”E 192.20’ to a  3/4” pipe at the Eastern most corner of the aforesaid tract; thence with the Northeasterly line of the last said tract and the Northeast end of Rosemary Lane N58°43’59”W 197.22’ to an Iron Pin and Cap stamped “ETS 3675” at the terminus of the Northwest right-of-way line of said Rosemary Lane; thence with the Southeast line of a tract described in D.B. 5638 Pg. 223 of record in the aforesaid clerk’s office N36°17’09”E 391.80’ to an Iron Pin and Cap stamped “ETS 3675” at the Eastern most corner of the last said tract; thence with the Northeast line of said tract N63°23’22”W 395.21’ to a fence post in a line of Oak Valley Section 2-B as shown in P.B. 14 Pg. 107 of record in the aforesaid clerk’s office; thence with said line of Section 2-B N27°03’36” 531.17’ to an Iron Pin and Cap stamped “ETS 3675” at a corner of said Section 2-B; thence with a Western most line of a tract described in D.B. 8191 Pg. 131 of record in the aforesaid clerk’s office S42°09’26”E 1370.22’ to a 5”x9” stone with an “X” cut at the Northern most corner of a tract described in D.B. 3766 Pg. 383 of record in the aforesaid clerk’s office; thence with the Northwest line of the last said tract S46°05’40”W 98.56’ to an Iron Pin and Cap stamped “ETS 3675” at the Northwestern most corner of the aforesaid tract; thence with the West line of said tract S41°57’36”E 444.58’ to a  5/8” pipe on the Northern most corner of a tract described in D.B.

3766 Pg. 381 of record in the aforesaid clerk’s office; thence with the Northwest line of the last said tract and the Northwest line of the previously said tract described in D.B. 3766 Pg. 383 S57°20’24”W passing a  3/4” Pinch Pipe at 75.72’ a total of 195.78’ to an Iron Pin and Cap stamped “ETS 3675” at the Western most corner of the last said tract; thence with the Southwest line of said tract S30°47’31”E passing a 1” Pipe at 202.37’ a total of 217.04’ to the point of beginning. The above described tract contains 828,075.60 square feet or 19.01 acres and being subject to all easements and right-of-ways of record.

Being the same property acquired by REDUS Kentucky, LLC, a Delaware limited liability company, by Commissioner’s Deed dated August 10, 2010, and recorded in Deed Book 9608, Page 516 in the Office of the Jefferson County Clerk.